{ * }  = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THE NOTATION “[RESERVED]” IS ORIGINAL, IS CURRENTLY IN THE DOCUMENT AND DOES NOT REFLECT INFORMATION REDACTED PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.29

AMENDED AND RESTATED LICENSE AGREEMENT FOR PDK

This AMENDED AND RESTATED LICENSE AGREEMENT FOR PDK (the “Agreement”), effective as of December 13, 2019 (the “Separation Effective Date”), is made by and between Sunesis Pharmaceuticals, Inc., a Delaware corporation, having a principal place of business at 395 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080 (“Sunesis”), and Millennium Pharmaceuticals, Inc., a Delaware corporation, having a principal place of business at 40 Landsdowne Street, Cambridge, Massachusetts  02139 (“Millennium”).  Sunesis and Millennium are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

BACKGROUND

A.

Sunesis has developed proprietary technology and know-how for the discovery and optimization of small molecules that bind to enzyme targets and protein-protein interfaces, with special expertise towards kinases.

B.

Pursuant to a Collaboration Agreement (the “Original Agreement”) effective as of August 27, 2004 (the “Original Agreement Effective Date”) by and between Sunesis and Biogen Idec MA Inc. (“Biogen Idec”), as amended, Sunesis and Biogen Idec collaborated on the discovery and development of small molecules that modulated Collaboration Targets, and discovered and commenced development of several compounds, including compounds designated as BIIB024 and { * }, it being understood that BIIB024 has been designated as a “Development Candidate” under the terms of the Original Agreement.

C.

Pursuant to a Termination and Transition Agreement (the “Three Party Agreement”) dated as of March 31, 2011 (the “Effective Date”), Sunesis, Biogen Idec and Millennium agreed that (i) Millennium succeeded to the rights of Biogen Idec under the Original Agreement with respect to the Licensed Compounds and certain other compounds and, in order to effectuate the foregoing, (ii) Sunesis and Millennium entered into that certain License Agreement, dated the Effective Date (the “License Agreement”), Sunesis and Biogen Idec entered into an amendment and restatement of the Original Agreement (the “New Sunesis-Biogen Agreement”), and Millennium and Biogen Idec entered into an asset transfer agreement (the “Millennium-Biogen Agreement”).

D.Pursuant to the License Agreement, Millennium developed BIIB024 and designated small molecules that bind to two different targets, the Raf Target and the PDK Target, and Sunesis granted Millennium a license to its interest in the jointly owned intellectual property to develop and commercialize certain of such compounds.

E.Effective as of January 8, 2014 (the “Amendment Effective Date”), the Parties amended and restated the License Agreement (the “Amended and Restated License

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

Agreement”), pursuant to which Millennium granted Sunesis rights to develop and commercialize compounds binding the PDK Target (but not compounds binding the Raf Target), and certain other rights with respect to such compounds.

F.The Parties now desire to amend and restate the terms of the Amended and Restated License Agreement, in accordance with Section 15.11 of the Amended and Restated License Agreement, to effect a partition into two separate agreements: (i) this Agreement, which contains the terms and conditions pursuant to which, among other things, Sunesis will have a license under certain intellectual property rights of Millennium to develop and commercialize compounds binding the PDK Target (but not compounds binding the Raf Target), and certain other rights with respect to such compounds, and (ii) another agreement, which contains the terms and conditions pursuant to which, among other things, Millennium (or its assignee) will have a license under certain intellectual property rights of Sunesis to develop and commercialize compounds binding the Raf Target (but not compounds binding the PDK Target), and certain other rights with respect to such compounds (the “Raf Agreement”).

NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:

ARTICLE 1
DEFINITIONS

As used herein, the following terms will have the meanings set forth below:

1.1.“Affiliate” of a Person shall mean any corporation or other business entity that during the Term of this Agreement controls, is controlled by or is under common control with such Person but only for so long as such entity controls, is controlled by, or is under common control with such Person.  With respect to a particular entity, “control” shall mean the ownership directly or indirectly of fifty percent (50%) or more of the stock entitled to vote for the election of directors, and for nonstock organizations, of the equity interests entitled to control the management of such entity.  { * }

1.2.“Biogen Idec Collaboration Technology” shall mean all Biogen Idec Collaboration Patents and Biogen Idec Collaboration Know-How.

1.2.1“Biogen Idec Collaboration Patents” shall mean (a) those Patent Rights set forth on Exhibit 1.2(a), the subject of which is an invention: (i) conceived in the course of performing the Research Program during the Research Term and reduced to practice prior to the Effective Date solely by or under authority of personnel of Biogen Idec or any of its controlled Affiliates; or (ii) conceived and reduced to practice solely by or under authority of personnel of Biogen Idec or any of its controlled Affiliates after the Original Agreement Effective Date but prior to the Effective Date, in the case of either (i) or (ii) in the course of activities { * }to the Designated Target or to the discovery, research, or development of PDK Compounds or PDK Products; and (b) all Patent Rights that arise during the Term that claim or cover any Biogen Idec Collaboration Know-How.  Notwithstanding the foregoing, Biogen Idec Collaboration Patents shall in all cases exclude

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

Sunesis Core Technology, Joint Sunesis-Biogen Collaboration Patents and Sunesis Collaboration Patents.

1.2.2 “Biogen Idec Collaboration Know-How” shall mean any Know-How:  (i) made or developed solely by or under authority of personnel of Biogen Idec or any of its controlled Affiliates in the course of performing the Research Program during the Research Term; or (ii) made or developed solely by or under authority of personnel of Biogen Idec or any of its controlled Affiliates after the Original Agreement Effective Date but prior to the Effective Date, in the case of either (i) or (ii) in the course of activities { * }to the Designated Target or to the discovery, research, or development of PDK Compounds or PDK Products.  Notwithstanding the foregoing, Biogen Idec Collaboration Know-How shall in all cases exclude Sunesis Core Technology, Joint Sunesis-Biogen Collaboration Know-How and Excluded Compounds.

1.3.“Change of Control” shall mean, with respect to Sunesis, the closing of any of the following:  (i) the sale or disposition (including by grant of exclusive license) of all or substantially all of the assets of Sunesis, one or more of its subsidiaries holding this Agreement or any material rights in Sunesis Licensed Technology (any of the foregoing subsidiaries, a “Key Subsidiary”), or Sunesis’s direct or indirect parent corporation to a Millennium Competitor, (ii) the acquisition by a Millennium Competitor (directly or indirectly, including through participation in a group) of beneficial ownership of more than fifty percent (50%) of the outstanding shares of voting capital stock of Sunesis, one or more of the Key Subsidiaries, or Sunesis’s direct or indirect parent corporation, (iii) the merger or consolidation of Sunesis, one or more of the Key Subsidiaries, or Sunesis’s direct or indirect parent corporation with or into a Millennium Competitor, other than, in the case of this clause (iii), an acquisition or merger or consolidation of Sunesis, one or more of the Key Subsidiaries, or Sunesis’s direct or indirect parent corporation in which holders of shares of the voting capital stock of Sunesis, the subsidiary or its direct or indirect parent corporation, as the case may be, immediately prior to the acquisition, merger or consolidation will have at least fifty percent (50%) of the ownership of voting capital stock of the acquiring Millennium Competitor or the surviving corporation in such merger or consolidation, as the case may be, immediately after the merger or consolidation; or (iv) any other event occurs which directly results in a Millennium Competitor having the ability to exercise control over the management of Sunesis, one or more of the Key Subsidiaries, or Sunesis’s direct or indirect parent corporation.

1.4.“Collaboration Target” means (i) the human Raf protein kinase together with the Raf protein family members { * }, and (ii) any additional human protein, together with certain variant species of such protein, that were designated as such by Biogen Idec pursuant to the Original Agreement between the Original Agreement Effective Date and June 30, 2008.

1.5.“Collaboration Technology” shall mean all Collaboration Patents and Collaboration Know-How.

1.5.1“Collaboration Patents” shall mean all Biogen Idec Collaboration Patents, Sunesis Collaboration Patents and Joint Sunesis-Biogen Collaboration Patents.  Exhibit 1.2(a) sets forth the Collaboration Patents existing as of the Separation Effective Date.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

1.5.2“Collaboration Know-How” shall mean all Biogen Idec Collaboration Know-How, Sunesis Collaboration Know-How and Joint Sunesis-Biogen Collaboration Know-How.

1.6.“Combination Product” shall mean any of (i) a Licensed Product that incorporates two or more active drug substances including a Licensed Compound, or (ii) a PDK Product that incorporates two or more active drug substances including a PDK Compound; in each case where at least one of the active drug substances is not a Licensed Compound or PDK Compound, respectively.

1.7.“Commercially Reasonable and Diligent Efforts” shall mean the level of effort and resources normally used by a Party for a product or compound owned or controlled by it, which is of similar market potential and at a similar stage in its development or product life, taking into account, without limitation, with respect to a product issues of safety and efficacy, product profile, the proprietary position of the product, the then current competitive environment for the product and the likely timing of the product’s entry into the market, the regulatory environment of the product, and other relevant scientific, technical and commercial factors.  Notwithstanding the foregoing, to the extent that the performance of a Party’s responsibilities hereunder is adversely affected by the other Party’s failure to perform its responsibilities hereunder, such Party shall not be deemed to have failed to use its Commercially Reasonable and Diligent Efforts in performing such responsibilities.

1.8.“Confidential Information” shall mean, with respect to a Party, all information (and all tangible and intangible embodiments thereof), which is owned or controlled by such Party, and is disclosed by such Party to the other Party pursuant to the Amended and Restated License Agreement or this Agreement.  Notwithstanding the foregoing, Confidential Information of a Party shall not include information which, and only to the extent, the receiving Party can establish by written documentation (a) has been generally known prior to disclosure of such information by the disclosing Party to the receiving Party; (b) has become generally known, without the fault of the receiving Party, subsequent to disclosure of such information by the disclosing Party to the receiving Party; (c) has been received by the receiving Party at any time from a source, other than the disclosing Party, rightfully having possession of and the right to disclose such information free of confidentiality obligations; (d) has been otherwise known by the receiving Party free of confidentiality obligations prior to disclosure of such information by the disclosing Party to the receiving Party; or (e) is independently developed without reference to or use of the Confidential Information of the disclosing Party.  For clarity, except as otherwise expressly provided in this Agreement, Sunesis Collaboration Technology and Joint Sunesis-Biogen Collaboration Technology shall be deemed Confidential Information of both Millennium and Sunesis.  For clarity, Biogen Idec Collaboration Technology and Development Technology shall if related to any of the PDK Target, PDK Compounds or PDK Products, be deemed Confidential Information solely of Sunesis, and PDK Technology shall be deemed Confidential Information solely of Sunesis (unless and until such time as such PDK Compound becomes a Licensed Compound or such PDK Product becomes a Licensed Product in accordance with the Agreement, in which case it shall be deemed Confidential Information solely of Millennium).

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

1.9.“Control” or “Controlled” shall mean, with respect to any Patent Rights or Know-how and with respect to any Person, possession (whether by ownership or license, other than a license granted pursuant to this Agreement) by such Person or its Affiliate of the ability to grant the licenses or sublicenses as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

1.10.“Covered” shall mean, with respect to a compound and a Valid Claim, that the manufacture, use, sale, offer for sale or importation of such compound, but for the licenses or ownership rights granted herein, would infringe such Valid Claim.

1.11.“Designated Target” shall mean the PDK Target.

1.12.“Development” shall mean all research, development and regulatory activities regarding the PDK Products.  “Development” shall include all activities related to research, optimization and design of the appropriate molecule and identification of back-ups, preclinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, clinical studies, manufacturing clinical supplies, regulatory affairs, statistical analysis and report writing, technology transfer, market research and development, and all other pre-approval and related post-approval activities.  When used as a verb, “Develop” shall mean to engage in Development.

1.13.“Development Technology” shall mean any Know-How that is made or developed solely by or under authority of either Party or its Affiliates, or jointly by or under authority of both Parties or their respective Affiliates, in the course of performing any activity under the License Agreement that is { * }to the Designated Target or { * }to the Development, manufacturing or commercialization of a  PDK Compound or PDK Product, and all Patent Rights that claim or cover any such Know-How.  Development Technology shall in all cases exclude Biogen Idec Collaboration Technology, Sunesis Collaboration Technology, Sunesis Core Technology, Joint Sunesis-Biogen Collaboration Technology and PDK Technology.

1.14.“Diligence Summary” shall mean, with respect to a particular Product, a summary of Development and commercialization activities with respect to such Product, that (i) were performed by the reporting Party or its Third Party collaborators in the previous { * } period (or shorter period from the prior Diligence Summary, if applicable), and (ii) as of the date of the Diligence Summary, are planned in good faith for the following { * }period.  For clarity, it is understood and acknowledged that in providing a Diligence Summary, a Party shall not be required to disclose scientific results, specific research activities or the identity of any Third Party collaborator or potential collaborator, but shall at a minimum provide a summary of the total number of FTEs dedicated or planned to be dedicated to the Development and commercialization of such Product, and a summary of the functional allocation of such FTEs.

1.15.“Excluded Compound” means any compound, to the extent the same was: (i) disclosed in Sunesis’s or Biogen Idec’s patents or patent applications as of the Original Agreement Effective Date; (ii) in the possession of Sunesis or Biogen Idec as of the Original Agreement Effective Date; (iii) acquired by Sunesis or Biogen Idec after the Original Agreement Effective Date by way of a merger with, or acquisition of, a person or entity that

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

was not, prior to such merger or acquisition, an Affiliate of Sunesis or Biogen Idec, respectively; or (iv) independently developed by Sunesis or Biogen Idec outside of the research activities undertaken by Sunesis and Biogen Idec pursuant to the research plan of the Original Agreement during the period between the Original Agreement Effective Date and June 30, 2008 without use of or access to any Patent Rights or Know-How generated pursuant to the Original Agreement or any confidential information disclosed to Sunesis or Biogen Idec, respectively, pursuant to the Original Agreement; in each of (i) through (iv) above, as evidenced by Sunesis’s or Biogen Idec’s (as applicable) contemporaneous written records. Notwithstanding the foregoing, Excluded Compounds shall not include any compound that (a) is Target Selective against any Collaboration Target and (b) was in Sunesis’ possession or disclosed in a patent or patent application owned or controlled by Sunesis, in each case at any time during the three (3) month period after the Original Agreement Effective Date.  Further, no Sunesis Excluded Compounds existed as of the Original Agreement Effective Date that were Target Selective against the Raf/MEK Target.

1.16.“Field” shall mean the treatment, prevention or diagnosis of disease in humans and animals.

1.17.“FTE” shall mean, with respect to a Party, the equivalent of the work time of a full-time clinician, regulatory or other qualified person over a twelve-month period (including normal vacations, sick days and holidays), equal to at least { * } weeks of work.  In the case of less than a full-time person, the portion of an FTE year devoted by such person to Development activities shall be determined by dividing the number of days during any twelve-month period devoted by such person to Development activities by the total number of working days of such person during such twelve-month period.

1.18.“Governmental Authority” shall mean any multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.19.“Gross Sales” shall mean the gross amount invoiced by either Party or its Affiliates or permitted Sublicensees for sales of a Product.  However, Gross Sales shall not include amounts received by such Party (or any of its Affiliates) from transactions with an Affiliate or Sublicensee, where the Product in question will be resold by such Affiliate or Sublicensee to an independent Third Party distributor, agent or end user and such amounts received by the Affiliate or Sublicensee from such resale is included in Gross Sales.

1.20.“Joint Sunesis-Biogen Collaboration Technology” shall mean all Joint Sunesis-Biogen Collaboration Patents and Joint Sunesis-Biogen Collaboration Know-How.

1.20.1“Joint Sunesis-Biogen Collaboration Patents” shall mean (a) those Patent Rights set forth on Exhibit 1.2(a), the subject of which is an invention:  (i) conceived in the course of performing the Research Program during the Research Term and reduced to practice prior to the Effective Date jointly by, or under authority of, both Sunesis and Biogen Idec; (ii) conceived and reduced to practice jointly by, or under authority of, Sunesis and Biogen Idec after the Original Agreement Effective Date but prior to the

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

Effective Date, in the case of either (i) or (ii) in the course of activities { * }to the Designated Target or to the discovery, research, or development of PDK Compounds or PDK Products; or (iii) conceived in the course of performing the Research Program during the Research Term and reduced to practice prior to the Effective Date using Joint Sunesis-Biogen Collaboration Know-How, Sunesis Collaboration Know-How or Sunesis Core Technology by or under authority of personnel of Biogen Idec or any of its controlled Affiliates; and (b) all Patent Rights that arise during the Term that claim or cover any Joint Sunesis-Biogen Collaboration Know-How.  For clarity, the inventions described in subsection (a)(iii) above are limited to those inventions { * } or comprising compositions of matter that modulate the Designated Target or methods of use thereof in modulating the Designated Target.  Notwithstanding the foregoing, Joint Sunesis-Biogen Collaboration Patents shall in all cases exclude Sunesis Core Technology, Biogen Idec Collaboration Patents and Sunesis Collaboration Patents.

1.20.2“Joint Sunesis-Biogen Collaboration Know-How” shall mean any Know-How:  (i) made or developed jointly by, or under authority of, both Sunesis and Biogen Idec in the course of performing the Research Program during the Research Term; (ii) made or developed jointly by, or under authority of, both Sunesis and Biogen Idec after the Original Agreement Effective Date but prior to the Effective Date, in the case of either (i) or (ii) in the course of activities { * }to the Designated Target or to the discovery, research, or development of PDX Compounds or PDX Products.

1.21.“Know-How” shall mean any data, inventions, invention disclosures, methods, proprietary information, processes, techniques, technology, or material (including biological or other materials).

1.22.“Licensed Compounds” shall mean all PDK Compounds that are incorporated in one or more Licensed Products as an active drug substance.

1.23.“Licensed Products” shall mean any and all PDK Products terminated by Sunesis pursuant to Section 11.4 (Termination for Convenience) or by Millennium pursuant to Section 14.4 (Diligence). For clarity, as of the Separation Effective Date, there are no Licensed Products.

1.24.“Major Market” means any of { * }.

1.25.“Millennium Competitor” shall mean a Third Party:  (i) whose revenues from sales of pharmaceutical products, on a consolidated basis in the last completed fiscal year prior to the Change of Control, were in excess of $500 Million, or (ii) that itself or through its Affiliates, as of the closing of the Change of Control, is commercializing, or conducting ongoing Phase II or Phase III clinical trials with respect to, a therapeutic product which is directly competitive to one or more therapeutic products which Millennium or its Affiliates is then commercializing, or conducting ongoing Phase II or Phase III clinical trials with respect thereto.

1.26.“Millennium Licensed Technology” shall mean Millennium Licensed Patents, Millennium Licensed Know-How and Development Technology.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

1.26.1“Millennium Licensed Patents” shall mean Millennium’s interest in the Patent Rights to the PDK Compounds or PDK Products that were acquired from Biogen pursuant to the Millennium-Biogen Agreement, all of which are listed under the “PDK Portfolio” in Exhibit 1.2(a) to this Agreement.

1.26.2“Millennium Licensed Know-How” shall mean Millennium’s interest in Biogen Idec Collaboration Know-How that was acquired from Biogen pursuant to the Millennium-Biogen Agreement { * }to the PDK Target or { * }to the PDK Compounds or PDK Products.

1.27.“NDA” shall mean a New Drug Application (or its equivalent), as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding or similar application, registration or certification in any jurisdiction for marketing authorization of a Product.

1.28.“Net Sales” shall mean, with respect to a Product, Gross Sales less applicable Sales Returns and Allowances.

If a sale, transfer or other disposition with respect to a Product is made for consideration other than cash or is not at arm’s length, then the Net Sales from such sale, transfer or other disposition shall be the arm’s length fair market value thereof.  For purposes of this Agreement, “sale” shall mean any transfer or other distribution or disposition, but shall not include transfers or other distributions or dispositions of Product, at no charge, for pre-clinical, clinical or regulatory purposes or in connection with patient assistance programs or other charitable purposes or to physicians or hospitals for promotional purposes.

In the event that a Product is sold in the form of a Combination Product, Net Sales for the Product shall be determined by multiplying actual Net Sales of the Combination Product (determined by reference to the definition of Net Sales set forth above) during the royalty payment period by the fraction A/(A+B) where A is the average sale price of the Product as the sole active drug substance when sold separately in finished form, and B is the average sales price of products containing only the other active ingredients when sold separately in finished form, in each case during the applicable royalty payment period in the country in which the sale of the Combination Product was made, or if sales of both types of products did not occur in such period, then in the most recent royalty payment period in which sales of both occurred.  Where the Product is sold separately in finished form but the other ingredients are not, Net Sales for the Product shall be determined by multiplying actual Net Sales of the Combination Product (determined by reference to the definition of Net Sales set forth above) during the royalty payment period by the ratio of the average per-unit sale price of the Product when sold separately in finished form to the average per-unit Net Sales of the Combination Product, in each case during the applicable royalty payment period in the country in which the sale of the Combination Product was made.  Where the other active ingredients are sold separately in finished form but the Product is not, Net Sales for the Product shall be determined by multiplying actual Net Sales of the Combination Product (determined by reference to the definition of Net Sales set forth above) during the royalty payment period by the difference obtained by subtracting from one (1) the ratio of the average per-unit sale price of products containing only the other active ingredient when sold separately in finished form to the average per-unit Net Sales of the Combination

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

Product, in each case during the applicable royalty reporting period in the country in which the sale of the Combination Product was made.  In the event that such average sales price cannot be determined for either of the Product or for products containing only the other active ingredient included in the Combination Product, Net Sales for purposes of determining payments under this Agreement shall be determined by good faith negotiations between the Parties.

1.29.“Patent Rights” shall mean all patents and patent applications in any country in the world, including any continuations, continuations-in-part, divisionals, provisionals or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all non-United States counterparts of any of the foregoing.

1.30.“PDK Compounds” shall mean (i) { * }, (ii) { * }, (iii) { * }, (iv) { * }, (v) the other compounds set forth on Exhibit F of the Millennium-Biogen Agreement, (vi) all other compounds that were Synthesized in the course of performing the Research Program during the Research Term in connection with activities { * }to the PDK Target, (vii) all other compounds claimed or covered by a Collaboration Patent that are { * } the PDK Target (including Collaboration Patents listed under “PDK Portfolio” in Exhibit 1.2(a) hereinunder), (viii) all other compounds claimed or covered by an invention disclosure within the Collaboration Know-How that are { * }the PDK Target, and (ix) all salts, prodrugs, esters, metabolites, solvates, stereoisomers and polymorphs of any of the foregoing.

1.31.“PDK Product” shall mean a pharmaceutical preparation for sale by prescription, over-the-counter, or any other method for all uses in humans or animals, which incorporates one or more PDK Compounds as an active drug substance.  It is understood that PDK Products containing different active ingredient(s) (i.e., a different active ingredient or an additional active ingredient) or a different formulation shall be deemed different “PDK Products”.  For clarity, any product that does not contain a PDK Compound shall not be considered a PDK Product.

1.32.“PDK Target” shall mean human 3-phosphoinositide-dependent protein kinase-1.

1.33.“Person” shall mean any natural person, corporation, general partnership, limited partnership, joint venture, proprietorship or other business organization or a Governmental Authority.

1.34.“Phase I” shall mean human clinical trials, the principal purpose of which is the preliminary evaluation of safety in healthy individuals as more fully defined in 21 C.F.R. §312.21(a) or similar clinical study in a country other than the United States.  An initial study in patients where the primary purpose is the preliminary evaluation of safety will be considered a Phase I study.

1.35.“Phase II” shall mean human clinical trials conducted on a limited number of patients for the primary purpose of evaluation of both clinical efficacy and safety, or to obtain a preliminary evaluation of the dosage regimen, as more fully defined in 21 C.F.R. §312.21(b).

1.36.“Phase III” shall mean human clinical trials, the principal purpose of which is to establish substantial evidence of both safety and efficacy in patients with the disease or

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

condition being studied, as more fully defined in 21 C.F.R. §312.21(c) or similar clinical study in a country other than the United States.  Phase III shall also include any other human clinical trial intended to serve as a pivotal trial to support the submission of an application for regulatory approval.

1.37.“Product” shall mean a Licensed Product or PDK Product, as applicable.

1.38.“Raf Target” shall mean the human Raf protein together with the Raf protein family members { * }.

1.39.“Regulatory Approval” shall mean approval of the health regulatory agency in a country (FDA in the U.S. and comparable authority outside the U.S.) necessary for the marketing and sale of a product in the applicable country.  As used herein, “Regulatory Approval” shall not include pricing or reimbursement approval.

1.40.“Research Program” shall mean the activities undertaken by Sunesis and Biogen Idec pursuant to the Original Agreement during the Research Term.

1.41.“Research Term” shall mean the period of time beginning on the Original Agreement Effective Date and ending on June 30, 2008.

1.42.“Sales Returns and Allowances” shall mean, with respect to a specific Product, the sum of (a) and (b), where:  (a) is a provision, determined by a Party under U.S. GAAP for sales of such Product for (i) trade, cash and quantity discounts on such Product (other than price discounts granted at the time of invoicing and which are already included in the determination of Gross Sales), (ii) credits or allowances given or made for rejection or return of, and for uncollectable amounts on, previously sold product or for rebates or retroactive price reductions (including Medicare, Medicaid and similar types of rebates and chargebacks), (iii) taxes, duties or other governmental charges levied on or measured by the billing amount for such Product, as adjusted for rebates and refunds (excluding income and franchise taxes), (iv) charges for freight and insurance directly related to the distribution of such Product, to the extent included in Gross Sales, and (v) credits for allowances given or made for wastage replacement, indigent patient and any other sales programs agreed to by the Parties for such Product; and (b) is a periodic adjustment of the provision determined in (a) to reflect amounts actually incurred by a Party for items (i), (ii), (iii), (iv) and (v) in clause (a).

1.43.“Sublicensee” shall mean a Third Party expressly licensed by a Party or its Affiliate to make, use, import, offer for sale or sell a Product.  The term “Sublicensee” shall not include distributors (i.e., a Third Party who purchases Product from a Party for resale).

1.44.“Sunesis Collaboration Technology” shall mean all Sunesis Collaboration Patents and Sunesis Collaboration Know-How.

1.44.1“Sunesis Collaboration Patents” shall mean (a) those Patent Rights set forth on Exhibit 1.2(a), the subject of which is an invention:  (i) conceived in the course of performing the Research Program during the Research Term and reduced to practice prior to the Effective Date solely by or under authority of personnel of Sunesis or any of its controlled Affiliates or (ii) conceived and reduced to practice solely by or under authority

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

of personnel of Sunesis or any of its controlled Affiliates after the Original Agreement Effective Date but prior to the Effective Date, in the case of either (i) or (ii) in the course of activities { * }the Designated Target or to the discovery, research, or development of PDK Compounds or PDK Products; and (b) all Patent Rights that arise during the Term that claim or cover any Sunesis Collaboration Know-How.  Notwithstanding the foregoing, Sunesis Collaboration Patents shall in all cases exclude Sunesis Core Technology and Joint Sunesis-Biogen Collaboration Patents.

1.44.2“Sunesis Collaboration Know-How” shall mean any Know-How:  (i) made or developed solely by or under authority of personnel of Sunesis or any of its controlled Affiliates in the course of performing the Research Program during the Research Term; or (ii) made or developed solely by or under authority of personnel of Sunesis or any of its controlled Affiliates after the Original Agreement Effective Date but prior to the Effective Date, in the case of either (i) or (ii) in the course of activities { * }to the PDK Target or to the discovery, research, or development of PDK Compounds or PDK Products.  Notwithstanding the foregoing, Sunesis Collaboration Know-How shall in all cases exclude Sunesis Core Technology, Joint Sunesis-Biogen Collaboration Know-How and Excluded Compounds.

1.45.“Sunesis Core Technology” shall mean all Patent Rights (all as listed on Exhibit 1.45) and all information, materials and other subject matter, and improvements thereof, relating to (i) mutants or the use thereof in screening, (ii) the use of novel protein engineering techniques and their application in drug discovery, (iii) target-directed fragment discovery and maturation to produce drug leads, including monophores, extenders and fragments and monophore, extender and fragment libraries for such purposes, or (iv) covalent tethering and techniques related thereto (e.g., NMR, X-ray, mass spec. AUC, Biacore) and its use to discover fragments and test binding hypotheses of fragments and leads:  (a) Controlled by Sunesis or its controlled Affiliates prior to the Original Agreement Effective Date or during the Research Term; or (b) made by Biogen Idec in the course of activities directed to the discovery, research, or development of Licensed Compounds and PDK Compounds; provided, in the case of (b) that such item was made using or derived from Sunesis Core Technology.

1.46.“Sunesis Licensed Technology” shall mean Sunesis Licensed Patents and Sunesis Licensed Know-How.

1.46.1“Sunesis Licensed Patents” shall mean (i) Sunesis’s interest in Collaboration Patents, (ii) the Patent Rights Controlled by Sunesis as of the Effective Date that claim or cover the Designated Target, PDK Compounds or PDK Products, and (iii) all Patent Rights that arise during the Term that claim or cover any Know-How Controlled by Sunesis as of the Effective Date that relates to the Designated Target, PDK Compound or PDK Product.

1.46.2“Sunesis Licensed Know-How” shall mean (i) Sunesis Collaboration Know-How, (ii) Sunesis’s interest in Joint Sunesis-Biogen Collaboration Know-How and Biogen Idec Collaboration Know-How, and (iii) with respect to any Licensed Product, any Know-How Controlled by Sunesis as of the Effective Date that relates to the Designated Target, PDK Compound or PDK Product.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

1.47.“Synthesize”, “Synthesis” or “Synthesized” shall mean, with respect to a chemical composition, the act of (i) first physical synthesis of such chemical composition, or (ii) if such composition had previously been first actually synthesized, first physically establishing, in a relevant assay, that such composition is Target Selective against the Designated Target.  For avoidance of doubt Synthesize shall not include chemical compositions synthesized in vivo.

1.48.“Target Selective” shall mean, when used to describe a chemical compound with respect to the Designated Target, that such compound exhibits { * }cell-based assay, and { * } (i) { * } enzyme assay { * } or (ii) { * }.  For the purposes of the foregoing, the relevant cell-based and enzyme assays shall be as specified in Exhibit 1.48, and { * }in (ii) shall be measured in the same enzyme assay as (i).

1.49.“Third Party” shall mean any person or entity other than Sunesis and Millennium, and their respective Affiliates.

1.50.“Valid Claim” shall mean { * }.

1.51.Additional Terms.  In addition to the foregoing, the following terms shall have the meaning defined in the corresponding Section below:

Term	Section Defined	Term	Section Defined
Agreement	Preamble	Original Agreement Effective Date	Background
Annual Net Sales	15.3.1	Other Joint Technology	7.1.1(b)
Biogen Idec	Background	Party, Parties	Preamble
{ * }	13.3	PDK Compound Joint Technology	7.1.1(b)
Controlling Party	7.3.1	PDK Technology	7.1.1(b)
Cooperating Party	7.3.1	Raf Agreement	Background
Indemnitee	10.3	Separation Effective Date	Preamble
Indemnitor	10.3	Sunesis	Preamble
Infringement Action	7.3.1	Term	11.1.2
Key Subsidiary	1.3	Three Party Agreement	Background
Liabilities	10.1
Millennium	Preamble
Millennium-Biogen Agreement	Background

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

Term	Section Defined	Term	Section Defined
New Sunesis-Biogen Agreement	Background
Negotiation Period	14.5.1
Original Agreement	Background

1.52.Construction.  In construing this Agreement, unless expressly specified otherwise:

1.52.1references to Sections, Articles and Exhibits are to sections and articles of, and exhibits to, this Agreement;

1.52.2except where the context otherwise requires, use of any gender includes any other gender, and use of the singular includes the plural and vice versa;

1.52.3any list or examples following the word “including” shall be interpreted without limitation to the generality of the preceding words;

1.52.4except where the context otherwise requires, the word “or” is used in the inclusive sense; and

1.52.5all references to “dollars” or “$” herein shall mean U.S. Dollars.

ARTICLE 2
PRODUCT DEVELOPMENT

2.1.Development by Millennium.  Commencing on the date the first PDK Product is terminated to become a Licensed Product, Millennium shall be responsible for undertaking a development program aimed at ultimately seeking Regulatory Approval for Licensed Products.

2.2.Regulatory Matters.  Commencing on the date the first PDK Product is terminated to become a Licensed Product, Millennium shall file and be the owner of all regulatory filings for Licensed Compounds or Licensed Products developed pursuant to this Agreement, including all NDAs and Regulatory Approvals, unless otherwise agreed by the Parties.

2.3.Records; Inspections.

2.3.1Research Records.  Sunesis shall maintain records of the Research Program relating to the PDK Compounds and Designated Target (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved in such performance of the Research Program.

2.3.2Inspections.  The Parties agree that during the one-year period following the Effective Date, Sunesis provided Millennium with access to the records referred to in Section

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

2.3.1, as reasonably requested, during ordinary business hours and subject to appropriate confidentiality agreement in the event that Third Party confidential information was involved.

ARTICLE 3
PRODUCT COMMERCIALIZATION

Commencing on the date the first PDK Product is terminated to become a Licensed Product, Millennium shall be responsible for the establishment and implementation of the strategy, plans and budgets for marketing and promotion of the Licensed Products.

ARTICLE 4
LICENSES

4.1.Development and Commercialization Licenses.

4.1.1License under the Sunesis Licensed Technology to Licensed Products.  Subject to the terms and conditions of this Agreement, effective as of the date (if any) on which the applicable PDK Product is terminated to become a Licensed Product, Sunesis hereby grants to Millennium a worldwide, exclusive license under the Sunesis Licensed Technology, with the right to grant and authorize sublicenses as provided in Section 4.2, to Develop, make, have made, use, import, offer for sale, sell and otherwise exploit Licensed Compounds and Licensed Products in the Field.

4.1.2License under the Sunesis Core Technology to Licensed Products.  Subject to the terms and conditions of this Agreement, effective as of the date (if any) on which the applicable PDK Product is terminated to become a Licensed Product, Sunesis hereby grants to Millennium a worldwide, non-exclusive license under the Sunesis Core Technology to make, have made, use, import, offer for sale and sell Licensed Compounds and Licensed Products in the Field.  It is understood that the foregoing license to Sunesis Core Technology shall not include the right to practice Sunesis Core Technology to discover novel compositions.

4.2.Grant of Sublicenses.  Within a reasonable period of time following grant of any sublicense, to the extent sublicensing is permitted under Section 4.1, 7.1.3 and 14.1, the sublicensing Party shall provide the other Party with a summary of such sublicense, including the identity of the Sublicensee (including any Affiliate) and the rights granted with respect thereto for each product and territory, sufficient to allow such other Party to verify any amounts then or subsequently due under Articles  5 and 15 below; provided that such summary may redact confidential information that the sublicensing Party is reasonably prohibited from disclosing under the sublicense agreement.  Any sublicense granted under this Section 4.2 shall be consistent with all of the terms and conditions of this Agreement, and subordinate thereto, and the sublicensing Party shall remain responsible to the other Party for the compliance of each such Sublicensee with the obligations due under this Agreement.

4.3.Covenants { * }.

4.3.1Sunesis Covenant { * }.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

4.3.2Millennium Covenant { * }.  To clarify, notwithstanding the foregoing, Millennium is free to research, develop, market, sell, promote, exploit or license, alone or in collaboration with others, any pharmaceutical compound that is { * }so long as none of them use any Millennium Licensed Technology, Sunesis Licensed Technology (as in effect prior to the Amendment Effective Date) or Collaboration Technology.

4.4.Assay License.  Millennium hereby grants to Sunesis a fully-paid, royalty-free worldwide, non-exclusive, perpetual, irrevocable license under Millennium’s rights in the assays set forth on Exhibit 1.48 for use by Sunesis solely to comply with Sunesis’s obligations under this Agreement.

4.5.No Other Rights; No Implied Licenses.  Only the licenses granted or retained pursuant to the express terms of this Agreement shall be of any legal force or effect.  No other license rights shall be created by implication, estoppel or otherwise.

ARTICLE 5
Payments, books and records

5.1.Royalty Reports and Payments.  After the first sale of a Product on which royalties are payable by a Party hereunder, such Party shall make quarterly written reports to the other Party within sixty (60) days after the end of each calendar quarter, stating in each such report, separately the number, description, and aggregate Net Sales, by territory, of each such Product sold during the calendar quarter upon which a royalty is payable under Section 15.3.  Concurrently with the making of such reports, such Party shall pay to the other Party royalties due at the rates specified in Section 15.3.

5.2.Payment Method.  All payments due under this Agreement shall be made by bank wire transfer in immediately available funds to a bank account designated by the Party owed such payment.  All payments hereunder shall be made in U.S. dollars.  Any payments that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at a rate equal to the 3-month LIBOR rate at the close of business on the date such payment is due, plus an additional two percent (2%), calculated on the number of days such payment is delinquent.

5.3.Place of Royalty Payment; Currency Conversion.  The functional currency for accounting will be U.S. dollars.  Except as the Parties otherwise mutually agree, for billing and reporting, Net Sales will be translated, if necessary, into U.S. dollars using the currency exchange rates quoted by Bloomberg Professional, a service of Bloomberg L.P., or in the event Bloomberg Professional is not available, then the Eastern U.S. edition of The Wall Street Journal on the last business day of the applicable calendar quarter.

5.4.Records; Inspection.  Each Party shall keep, and shall ensure that its Affiliates keep, complete, true and accurate books of account and records for the purpose of determining the amounts payable under this Agreement.  Such books and records shall be kept at the principal place of business of such Party, for at least three (3) years following the end of the calendar quarter to which they pertain.  Such records will be open for inspection by a public accounting firm to whom the audited Party has no reasonable objection and subject to such accounting firm

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

entering into a satisfactory confidentiality agreement, solely for the purpose of determining the payments to the other Party hereunder.  Such inspections may be made no more than twice each calendar year, at reasonable times and on reasonable notice.  Inspections conducted under this Section 5.4 shall be at the expense of the auditing Party, unless a variation or error producing an increase exceeding { * } of the amount stated for the period covered by the inspection is established in the course of any such inspection, whereupon all reasonable costs relating to the inspection for such period and any unpaid or overpaid amounts that are discovered will be promptly paid or refunded by the appropriate Party, in each case together with interest noted in Section 5.2 thereon from the date such payments were due (if underpaid) or paid (if overpaid).

5.5.Withholding Taxes.  Each Party shall pay any and all taxes levied on account of amounts payable to it under this Agreement.  If laws or regulations require that taxes be withheld, the paying Party will (i) deduct those taxes from the remittable payment, (ii) timely pay the taxes to the proper authority, and (iii) send proof of payment to the other Party within sixty (60) days following that payment.

ARTICLE 6
Diligence

6.1.Diligence; Reports.  Millennium shall provide Diligence Summaries to Sunesis with respect to each { * }.  This Section 6.1 shall not limit other provisions of this Agreement that address the provision of information regarding Licensed Products.

ARTICLE 7
INTELLECTUAL PROPERTY

7.1.Ownership; Disclosure.

7.1.1Collaboration Technology.

(a)  Sunesis Collaboration Technology.  All right, title, and interest in and to the Sunesis Collaboration Technology shall be owned by Sunesis, subject to the licenses granted to Millennium under Article 4.

(b)  Joint Sunesis-Biogen Collaboration Technology.  Pursuant to the Millennium-Biogen Agreement, Biogen Idec has, with the consent of Sunesis as provided in the Three Party Agreement, assigned to Millennium all of its right, title and interest in and to the Joint Sunesis-Biogen Collaboration Patents and Joint Sunesis-Biogen Collaboration Know-How that are included in the Assigned IP (as defined in the Millennium-Biogen Agreement) and that, in each case, are { * } a PDK Compound (the “PDK Compound Joint Technology”) and has granted a license to Millennium under Biogen Idec’s right, title and interest in and to all other Joint Sunesis-Biogen Patents and Joint Sunesis-Biogen Know-How (the “Other Joint Technology”).  All right, title and interest in and to the PDK Compound Joint Technology shall be jointly owned by the Parties.  All right, title and interest in and to the Other Joint Technology shall be jointly owned by Sunesis and Biogen Idec (subject to the licenses granted to Millennium).  Except as expressly provided in this Agreement, neither Party shall have any obligation to account to the other for profits, or to obtain any approval of the other Party to license, exploit or enforce the PDK Compound Joint Technology, by reason of joint ownership

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any accounting or consent related thereto.  It is understood and agreed that all Joint Sunesis-Biogen Collaboration Technology that is jointly owned pursuant to this Section 7.1.1.(b) shall be subject to the licenses granted under Article 4 and Section 14.1.

(c)  Excluded Compounds.  For the avoidance of doubt, to the extent a Joint Sunesis-Biogen Collaboration Patent discloses any use of an Excluded Compound, the composition of matter of which is separately owned by one Party, the other Party shall not have, merely as a result of its joint ownership of such Joint Sunesis-Biogen Collaboration Patent, any right, title or interest in or to such Excluded Compound.

7.1.2Development Technology.  All right, title and interest in and to the Development Technology shall, as between the Parties, be owned solely by Millennium.  Sunesis hereby assigns to Millennium all of Sunesis’s and its Affiliates’ rights in and to the Development Technology (including all patent and other intellectual property rights therein), subject to the licenses granted to Sunesis under Article 4 and Section 14.1.

7.1.3PDK Technology.  Sunesis shall solely own all Know-How made or developed after the Amendment Effective Date, solely by or under authority of Sunesis or its Affiliates, in the course of performing any activity under the Amended and Restated License Agreement or this Agreement directed to the PDK Target or directly related to the development, manufacturing or commercialization of a PDK Compound or PDK Product, and all Patent Rights that claim or cover any such Know-How (collectively, the “PDK Technology”).  To the extent that Millennium Controls Patent Rights or Know-How that is generated after the Amendment Effective Date { * }, Millennium { * }.

7.2.Patent Prosecution.  Subject to the rights of Biogen Idec under the Millennium-Biogen Agreement:

7.2.1Sunesis Core Technology.  Sunesis shall have the right to control the preparation, filing, prosecution and maintenance of patent applications and patents directed to Sunesis Core Technology using patent counsel of Sunesis’s choice, provided that such decisions made by Sunesis in the preparation, filing, prosecution, and maintenance of such patents and patent applications shall be reasonable and Sunesis shall employ reasonable efforts not to substantially negatively impact Millennium’s rights hereunder.

7.2.2Collaboration Patents and Development Patents

(a)  Solely with respect to { * } and solely to the extent { * }, Millennium shall have the first right, using in-house or outside legal counsel selected by Millennium, subject to approval, not to be unreasonably withheld, by Sunesis, to prepare, file, prosecute, maintain, and obtain extensions throughout the world of Collaboration Patents and Patent Rights in the Development Technology that claim or cover such Licensed Product or the Licensed Compound(s) incorporated therein, or the use of manufacture thereof.  Millennium shall: (a) ensure that Sunesis receives copies of all correspondence between Millennium or outside legal counsel or any governmental offices relating to such preparation, filing, prosecution, maintenance, and obtaining of extensions, of such Collaboration Patents and other Patent Rights

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

under this Section 7.2.2.(a), (b) timely consult with Sunesis regarding all substantive matters associated with such activities, (c) use reasonable efforts to periodically advise Sunesis on such activities and to respond to any reasonable inquiries Sunesis may from time to time raise in respect of such activities, and (d) not substantially negatively impact Sunesis’s rights under such patents.  As used in this Article 7, “prosecution” shall include interferences, re-examinations, reissues, oppositions and the like.

(b)  Sunesis shall have the first right, using in-house or outside legal counsel selected by Sunesis, subject to approval, not to be unreasonably withheld, by Millennium, to prepare, file, prosecute, maintain, and obtain extensions throughout the world of (i) Collaboration Patents and Patent Rights in the Development Technology that claim or cover the PDK Target, PDK Compounds or PDK Products, or the use of manufacture thereof and (ii) Patent Rights in the PDK Technology.  Sunesis shall: (a) ensure that Millennium receives copies of all correspondence between Sunesis or outside legal counsel or any governmental offices relating to such preparation, filing, prosecution, maintenance, and obtaining of extensions, of such Collaboration Patents and other Patent Rights under this Section 7.2.2, (b) timely consult with Millennium regarding all substantive matters associated with such activities, (c) use reasonable efforts to periodically advise Millennium on such activities and to respond to any reasonable inquiries Millennium may from time to time raise in respect of such activities, and (d) not substantially negatively impact Millennium’s rights under such patents. The Parties acknowledge that promptly after the Amendment Effective Date, Millennium cooperated with Sunesis to promptly transfer relevant prosecution materials for all such Patent Rights to Sunesis.

7.2.3Prosecution Costs.  All costs { * } associated with filing, prosecuting, issuing, maintaining, and extending (i) patent applications and patents within the Sunesis Core Technology and Patent Rights described in Section 7.2.2(b) shall be borne by Sunesis; and (ii) Patent Rights described in Section 7.2.2(a) shall be borne by Millennium.

7.2.4Cooperation.  Each Party will cooperate fully with the other Party and provide all information and data, and sign any documents, reasonably necessary and requested by the other Party for the purpose of preparing, filing and prosecuting patent applications pursuant to this Section 7.2.

7.2.5Abandonment.

(a) Millennium may elect to decline to file or, having filed, decline to further prosecute and maintain any Collaboration Patent or other Patent Right under Section 7.2.2.(a), in which event Millennium shall provide Sunesis with written notice thereof prior to the expiration of any deadline, without considering any possible extensions thereof, relating to such activities, but in any event with at least thirty five (35) business days’ prior notice.  In such circumstances Sunesis shall have the right to decide, with reason and with written notice at least thirty (30) business days’ prior to the deadline, that Millennium should continue to file or prosecute such Patent Right.  Millennium shall then have the option to decide, with at least twenty (20) business days’ notice to Sunesis to:  (i) continue to file or prosecute such Patent Right at its cost and expense, or (ii) allow Sunesis to file or prosecute such Patent Right at its own cost and expense using counsel

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

of its own choice.  In the event that Millennium elects option (ii), then Millennium shall cooperate with Sunesis to promptly transfer relevant prosecution materials to Sunesis.

(b) Sunesis may elect to decline to file or, having filed, decline to further prosecute and maintain any Collaboration Patent or other Patent Right under Section 7.2.2, in which event Sunesis shall provide Millennium with written notice thereof prior to the expiration of any deadline, without considering any possible extensions thereof, relating to such activities, but in any event at least thirty five (35) business days prior notice.  In such circumstances Millennium shall have the right to decide, with reason and with written notice at least thirty (30) business days prior to the deadline, that Sunesis should continue to file or prosecute such Patent Right.  Sunesis shall then have the option to decide, with at least twenty (20) business days’ notice to Millennium to:  (i) continue to file or prosecute such Patent Right at its cost and expense, or (ii) allow Millennium to file or prosecute such Patent Right at its own cost and expense using counsel of its own choice.  In the event that Sunesis elects option (ii), then Sunesis shall cooperate with Millennium to promptly transfer relevant prosecution materials to Millennium.

(c)  It is understood and agreed that transfer of prosecution of particular Patent Rights pursuant to subsection (ii) in both Sections 7.2.5(a) and 7.2.5(b) above shall not affect the ownership or licenses otherwise provided in this Agreement.

7.3.Enforcement.  Subject to the rights of Biogen Idec under the Millennium-Biogen Agreement:

7.3.1Cooperation.  If a Party (the “Controlling Party”) brings an action in accordance with this Section 7.3 (an “Infringement Action”), then the other Party (the “Cooperating Party”) shall cooperate as reasonably requested, at such Controlling Party’s expense, in the pursuit of such Infringement Action, including if necessary by joining as a nominal Party to the Infringement Action.  In any case, the Cooperating Party shall have the right, even if not required to be joined, to participate in such Infringement Action with its own counsel at its own expense.  The costs and expenses of the Infringement Action shall be the responsibility of the Controlling Party, and any damages or other monetary rewards or settlement payments actually received and retained by the Controlling Party shall first be applied to reimburse the Controlling Party’s out-of-pocket expenses directly attributed to the Infringement Action, then the other Party’s out-of-pocket expenses directly attributed to the Infringement Action, then the other Party’s out-of-pocket expenses directly attributed to the Infringement Action, and the remainder shall be shared as follows:  { * }.

7.3.2PDK Products.  In the event a Party becomes aware of any actual or potential infringement or misappropriation of the Millennium Licensed Technology or PDK Technology, such Party shall notify the other Party.  Sunesis shall have the sole right, but not the obligation, to take legal action to enforce and defend the Millennium Licensed Technology and PDK Technology against infringement by Third Parties at its sole cost and expense.  If, within { * } following a request by Millennium to do so, Sunesis fails to use commercially reasonable efforts to take such action to enforce and defend Millennium Licensed Technology or PDK Technology with respect to such infringement, Millennium or its designee shall, in its sole discretion, have the right, at its sole expense, to take such action.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

ARTICLE 8
CONFIDENTIALITY

8.1.Confidentiality.  During the Term of this Agreement and for a period of { * } years following the expiration or earlier termination hereof, each Party shall maintain in confidence the Confidential Information of the other Party, shall not use or grant the use of the Confidential Information of the other Party except as expressly permitted hereby, and shall not disclose the Confidential Information of the other Party (in each case, irrespective of whether such Confidential Information is also the Confidential Information of the receiving Party), except (i) on a need-to-know basis to such Party’s directors, officers and employees, (ii) to such Party’s consultants performing work contemplated by the Agreement, and to any bona fide subcontractor performing work for such Party hereunder, or (iii) to the extent such disclosure is reasonably necessary in connection with such Party’s activities under rights and licenses expressly authorized by this Agreement (including the permitted sublicensees).  To the extent that disclosure to any person is authorized by this Agreement, prior to disclosure, a Party shall obtain written agreement of such person to hold in confidence and not disclose, use or grant the use of the Confidential Information of the other Party except as expressly permitted under this Agreement.  Each Party shall notify the other Party promptly upon discovery of any unauthorized use or disclosure of the other Party’s Confidential Information.

8.2.Permitted Use and Disclosures.  The confidentiality obligations under this Article 8 shall not apply to the extent that a Party is required to disclose information by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction; provided, however, that such Party shall provide written notice thereof to the other Party (to the extent not prohibited by law or court order), and consult with the other Party with respect to such disclosure to the extent reasonably protectable and provide the other party reasonable opportunity to object to any such disclosure or to request confidential treatment thereof.  Notwithstanding the provisions of this Section, either Party may, to the extent necessary, disclose Confidential Information of the other Party, to any governmental or regulatory authority in connection with the development of a product which it has the right to develop under this Agreement.

8.3.Nondisclosure of Terms.  Each of the Parties hereto agrees not to disclose the financial terms of the Amended and Restated License Agreement or this Agreement to any Third Party without the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld, except (a) to such Party’s attorneys, advisors, investors, potential bona fide collaborators and Sublicensees, and others on a need-to-know basis under circumstances that reasonably protect the confidentiality thereof; (b) or to the extent required by law (and with appropriate requests made for confidential treatment), including filings required to made by law with the Securities and Exchange Commission or any national securities exchange; provided, however, that, with respect to any filing required to made by law with the Securities and Exchange Commission or any national securities exchange, the Party subject to such filing requirement shall, at least ten  (10) business days in advance of any such filing, provide the other Party with a draft set of redactions to this Agreement for which confidential treatment will be sought, reasonably incorporate the other Party’s comments as to additional terms it would like to see redacted, and seek confidential treatment for such additional terms (except only in the limited circumstances where confidential treatment is in the opinion of outside counsel unavailable); or

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

(c) to Biogen Idec, to the extent required under the Three Party Agreement or Millennium-Biogen Agreement.  Notwithstanding the foregoing, (i) Sunesis may issue the press release to be mutually agreed by the Parties, and (ii) each Party may disclose the information contained in such press release (and related Securities and Exchange Commission filing) without the consent of the other Party.

8.4.Publication.

8.4.1By Sunesis.  Sunesis shall have the right, but not the obligation, to publish or publicly disclose, in its sole discretion, any manuscript containing scientific or clinical results generated during the term of the Amended and Restated License Agreement or during the Term, in each case relating to the PDK Target, PDK Compounds or PDK Products, and shall provide Millennium with a courtesy copy of such manuscript prior to its publication.

8.4.2Patent Applications.  Following the filing of any patent application within the Collaboration Technology, in the period prior to the publication of such a patent application, neither Party shall make any written public disclosure regarding any invention claimed in such patent application without the prior consent of the other Party.

ARTICLE 9
REPRESENTATIONS AND WARRANTIES

9.1.Warranty.  Each Party represents and warrants on its own behalf and on behalf of its Affiliates that as of the Separation Effective Date:

(i)Such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

(ii)It has the legal power and authority to enter into this Agreement and to perform all of its obligations hereunder.

(iii)This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms.

(iv)All necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by such Party in connection with this Agreement have been obtained.

(v)The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of applicable laws, regulations or orders of governmental bodies; and (b) do not conflict with, or constitute a default under, any contractual obligation of such Party.  Neither Party will enter into any agreement with any Third Party that conflicts with the terms of this Agreement.

(vi)Such Party requires, and shall require, that all of its employees and consultants involved in the Development, manufacture or commercialization of PDK

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

Compounds or PDK Products have entered into written agreements obligating such person to assign any rights s/he may have in any inventions made during such work to such Party.

9.2.Additional Warranty of Sunesis.  Sunesis represents and warrants as of the Effective Date that:

(a)  Sunesis has not received any notice of infringement from any Third Party relating to the Sunesis Core Technology or Sunesis Licensed Technology; and

(b)  Sunesis has not received any notice challenging the validity of the Sunesis Licensed Technology or Sunesis Core Technology.

9.3.Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE COLLABORATION TECHNOLOGY, SUNESIS CORE TECHNOLOGY, DEVELOPMENT TECHNOLOGY, OTHER MILLENNIUM TECHNOLOGY, LICENSED COMPOUNDS, OTHER COMPOUNDS, LICENSED PRODUCTS, PDK TECHNOLOGY, PDK COMPOUNDS, PDK PRODUCTS, DESIGNATED TARGET OR CONFIDENTIAL INFORMATION, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF ANY COLLABORATION TECHNOLOGY OR PDK TECHNOLOGY, PATENTED OR UNPATENTED, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

9.4.Additional Warranties of Millennium.  Millennium represents and warrants as of the Amendment Effective Date that (a) the Millennium Licensed Patents are the only Patent Rights owned or controlled by Millennium or its Affiliates that { * } to the PDK Compounds or PDK Products, (b) Millennium has not transferred, whether by license or otherwise, the Millennium Licensed Technology to any Affiliate, (c) no compounds were Synthesized during the { * } by or on behalf of Millennium in the course of activities { * } the PDK Target and through the use of the Sunesis Licensed Technology, and (d) { * }.

ARTICLE 10
INDEMNIFICATION

10.1.Millennium.  Millennium shall indemnify, defend and hold harmless Sunesis and its Affiliates and their respective directors, officers, employees, agents and their respective successors, heirs and assigns from and against any losses, costs, claims, damages, liabilities or expense (including reasonable attorneys’ and professional fees and other expenses of litigation) (collectively, “Liabilities”) resulting from any claims, demands, actions or other proceedings by any Third Party to the extent resulting from:  (i) the manufacture, use, sale, handling or storage of Licensed Products by Millennium or its Affiliates or Sublicensees or other designees (except with respect to claims of infringement or violation of intellectual property rights, which shall be governed solely by clause (iv)); (ii) the breach by Millennium of the representations and warranties made in the Amended and Restated License Agreement or this Agreement; (iii) { * }Millennium or any of its agents or employees to comply with applicable laws and regulations; or (iv) a claim that the use, manufacture, sale or importation of a Licensed Product infringes or

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

violates the intellectual property rights of a Third Party (other than if such infringement or violation results solely from the practice of any Sunesis Licensed Technology (excluding any Joint Sunesis-Biogen Idec Collaboration Patents and Joint Sunesis-Biogen Idec Collaboration Know-How) and Sunesis Core Technology in accordance with the Amended and Restated License Agreement or this Agreement); except, in each of cases (i)–(iv), to the extent such Liabilities result from a material breach of the Amended and Restated License Agreement or this Agreement by Sunesis, { * }Sunesis or any of its agents or employees or failure of Sunesis or any of its employees or agents to comply with applicable laws or regulations.

10.2.Sunesis.  Sunesis agrees to indemnify, defend and hold harmless Millennium and its Affiliates and their respective directors, officers, employees, agents and their respective heirs and assigns from and against any Liabilities resulting from any claims, demands, actions or other proceedings by any Third Party to the extent resulting from:  (i) the manufacture, use, sale, handling or storage of PDK Products by Sunesis or its Affiliates or Sublicensees or other designees, (ii) the breach by Sunesis of its representations and warranties made in the Amended and Restated License Agreement, this Agreement or the Original Agreement, (iii) { * }Sunesis or any of its agents or employees to comply with applicable laws and regulations; except, in each case, to the extent such Liabilities result from a breach of the Amended and Restated License Agreement or this Agreement by Millennium, { * } Millennium or any of its employees or agents to comply with applicable laws or regulations, or (iv) a claim arising after the Amendment Effective Date that the use, manufacture, sale or importation of a PDK Product infringes or violates the intellectual property rights of a Third Party (other than if such infringement or violation results solely from the practice of any PDK Technology in accordance with this Agreement).

10.3.Procedure.  If a Party (the “Indemnitee”) intends to claim indemnification under this Article 10, it shall promptly notify the other Party (the “Indemnitor”) in writing of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other Party represented by such counsel in such proceeding.  The obligations of this Article 10 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably.  The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Article 10.  The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Article 10. The Indemnitor shall not, without the Indemnitee’s consent, which consent shall not be withheld or delayed unreasonably, consent to the entry of any judgment or accept any settlement with respect to such claim, demand, action or proceeding which imposes liability not covered by this indemnification or restrictions on the Indemnitee.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

ARTICLE 11
TERM AND TERMINATION

11.1.Separation Effective Date; Term.  The term of this Agreement shall commence on the Separation Effective Date, and shall continue in full force and effect on a country-by-country and Product-by-Product basis until expiration of both Parties’ royalty payment obligations in such country with respect to such Products, in each case unless earlier terminated as provided in this Article 11 (the “Term”). For clarity, the Term shall expire upon the expiration of Sunesis’s last royalty payment obligation with respect to all PDK Products in all countries, if at such time there are no Licensed Products for which Millennium’s royalty payment obligations have not yet expired in one or more countries.

11.2.Termination for Breach.  Either Party to this Agreement may terminate this Agreement, with respect to the applicable compounds and products only, in the event the other Party hereto shall have materially breached or defaulted in the performance of any of its material obligations under the Amended and Restated License Agreement or this Agreement with respect to (i) any Licensed Product(s), or Licensed Compound(s), or (ii) any PDK Product(s) or PDK Compound(s), and such default shall have continued { * } after written notice thereof was provided to the breaching Party by the non-breaching Party.  Such termination shall be specifically limited to the compounds and products to which the breach or default relates, and this Agreement shall continue in full force and effect with respect to any other Licensed Product, Licensed Compound, PDK Product or PDK Compound.  Any termination shall become effective at the end of such { * } day period unless the breaching Party has cured any such breach or default prior to the expiration of the { * } period.  Notwithstanding the foregoing, failure by either Party to use Commercially Reasonable and Diligent Efforts with respect to the development and commercialization of a Product shall not be deemed a breach of the Amended and Restated License Agreement or this Agreement.  Sunesis hereby waives any breaches or defaults by Biogen Idec under the Original Agreement and acknowledges and agrees that any future breaches or defaults by Biogen Idec under the New Sunesis-Biogen Agreement shall have no bearing on this Agreement.

11.3.Termination For Bankruptcy.  Either Party hereto shall have the right to terminate this Agreement forthwith by written notice to the other Party (i) if the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, (ii) if a voluntary or involuntary petition in bankruptcy is filed in any court of competent jurisdiction against the other Party and such petition is not dismissed within ninety (90) days after filing, (iii) if the other Party shall make or execute an assignment of substantially all of its assets for the benefit of creditors, or (iv) substantially all of the assets of such other Party are seized or attached and not released within ninety (90) days thereafter.  All rights and licenses granted under this Agreement by one Party to the other Party are, and shall otherwise be deemed for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 (56) of the Bankruptcy Code.  The Parties agree that the licensing Party under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code in the event of a bankruptcy by the other Party.  The Parties further agree that in the event of the commencement of a bankruptcy proceeding by or against one Party under the Bankruptcy Code, the other Party shall be entitled to complete access to any such intellectual property pertaining to

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

the rights granted in the licenses hereunder of the Party by or against whom a bankruptcy proceeding has been commenced and all embodiments of such intellectual property.

11.4.Termination for Convenience.  At any time after the date (if any) on which the applicable PDK Product(s) are terminated to become Licensed Product(s), provided that Millennium is not in breach of this Agreement, Millennium will have the right to terminate this Agreement with respect to any or all of such Licensed Compounds and Licensed Products (i.e., terminated PDK Products), by providing { * } prior written notice.  In such event, this Agreement will remain in effect with respect to (a) PDK Compounds and PDK Products that have not already become Licensed Compounds and Licensed Products and (b) any other Licensed Compound or Licensed Product that has not been terminated.  Provided that Sunesis is not in breach of this Agreement, Sunesis will have the right to terminate this Agreement at any time with respect to any or all of the PDK Products, by providing { * } prior written notice.  In such event, such PDK Products shall become Licensed Products and this Agreement will remain in effect with respect to Licensed Compounds and Licensed Products and any other PDK Products, in each case that has not been terminated.

11.4.1Effect of Breach or Termination. Termination of this Agreement for any reason shall not release either Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

11.5.Survival Sections.  The following provisions shall survive the expiration or termination of this Agreement for any reason:  Articles 1 (Definitions), 5 (Payments, Books and Records), 8 (Confidentiality), 9 (Representations and Warranties), 10 (Indemnification), 11 (Term and Termination), 12 (Dispute Resolution) and 13 (Miscellaneous); and Sections 4.1.1, 4.1.2 and 14.4.2 and 14.4.3.  In the event of termination of this Agreement by Sunesis pursuant to Section 11.4, in addition to those provisions surviving under Section 11.5, the effects of an uncured failure to use Required Efforts under Section 14.4 shall apply.

ARTICLE 12
DISPUTE RESOLUTION

12.1.Escalation to Senior Executives.  In the event of a dispute or matter of significant concern arises between the Parties, then at the request of either Party, the matter shall be escalated to a senior executive from each Party.  Such senior executive shall be either the CEO or President of such Party, or another senior executive of such Party with the title of Vice President or higher and who has direct management responsibility for the matter in dispute.  Upon such request, such senior executives shall make themselves reasonably available to meet, and shall meet either by telephone or if, specifically requested, in person, to attempt to resolve such matter, and shall thereafter continue to use good faith efforts to attempt to resolve such matter unless it becomes clear that the matter cannot be resolved by mutual agreement.  Thereafter either Party may pursue such legal process as is otherwise available under applicable law.

12.2.Injunctive Relief.  This Article 12 shall not be construed to prohibit either Party from seeking preliminary or permanent injunctive relief, restraining order or degree of specific

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

performance in any court of competent jurisdiction to the extent not prohibited by this Agreement.  For avoidance of doubt, any such equitable remedies provided under this Article 12 shall be cumulative and not exclusive and are in addition to any other remedies, which either Party may have under this Agreement or applicable law.

12.3.Matters to Proceed to Court.  Notwithstanding the foregoing, any dispute relating to the determination of validity of a Party’s patents or other issues relating solely to a Party’s intellectual property and any dispute asserting breach of this Agreement or of the representations and warranties made hereunder shall be submitted exclusively to the federal court in Delaware, and the Parties hereby consent to the jurisdiction and venue of such court.

ARTICLE 13
MISCELLANEOUS

13.1.Governing Laws.  This Agreement and any dispute arising from the construction, performance or breach hereof shall be governed by and construed, and enforced in accordance with, the laws of the state of Delaware, without reference to conflicts of laws principles.

13.2.Waiver.  It is agreed that no waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent or similar breach or default.

13.3.Assignment.  This Agreement shall not be assignable by either Party without the written consent of the other Party hereto, except either Party may assign this Agreement without such consent to its Affiliates, or to an entity that acquires all or substantially all of the business or assets of such Party whether by merger, reorganization, acquisition, sale, or otherwise; provided, however, that the assignee shall agree in writing to be bound by the terms and conditions of this Agreement, and that in the case of such an acquisition of all or substantially all of the business or assets of a Party, such assignment shall { * }.  Notwithstanding any other provision in this Agreement, { * } involving Sunesis shall not be deemed to be a breach of this Agreement or otherwise require { * }, provided that such { * } shall not { * } to the Sunesis Licensed Patents and Sunesis Core Technology with respect to:  the { * }; Biogen Idec Collaboration Patents; Joint Sunesis-Biogen Collaboration Patents; Development Technology; and Confidential Information of Millennium.

13.4.Independent Contractors.  The relationship of the Parties hereto is that of independent contractors.  The Parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

13.5.Compliance with Laws.  In exercising their rights under this license, the Parties shall fully comply in all material respects with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license including those applicable to the development, manufacture, distribution, import and export and sale of Products pursuant to this Agreement.

13.6.Patent Marking.  Millennium agrees to mark and use reasonable efforts to make all its Sublicensees mark all Licensed Products sold pursuant to this Agreement in accordance

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

with the applicable statute or regulations relating to patent marking in the country or countries of manufacture and sale thereof.  Sunesis agrees to mark and use reasonable efforts to make its Sublicensees mark all PDK Products sold pursuant to this Agreement in accordance with the applicable statute or regulations relating to patent marking in the country or countries of manufacture and sale thereof.

13.7.Notices.  All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other Parties hereto and shall be deemed to have been given upon receipt:

Sunesis:	Sunesis Pharmaceuticals, Inc. 395 Oyster Point Boulevard, Suite 400 South San Francisco, California 94080 Attn:Chief Executive Officer
With a copy to:	Cooley LLP 3175 Hanover St. Palo Alto, California 94304-1050 Attn:Marya Postner
Millennium	Millennium Pharmaceuticals, Inc. 40 Landsdowne Street Cambridge, Massachusetts 02139 Attn: General Counsel
With a copy to:	Millennium Pharmaceuticals, Inc. 40 Landsdowne Street Cambridge, Massachusetts 02139 Attn: Head Oncology Therapeutic Area Unit

13.8.Severability.  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect to the fullest extent permitted by law without said provision, and the Parties shall amend the Agreement to the extent feasible to lawfully include the substance of the excluded term to as fully as possible realize the intent of the Parties and their commercial bargain.  If a Party seeks to avoid a provision of this Agreement by asserting that such provision is invalid, illegal or otherwise unenforceable, the other Party shall have the right to terminate this Agreement upon sixty (60) days’ prior written notice to the asserting Party, unless such assertion is eliminated and cured within such sixty (60) day period.  If Millennium has sought to so avoid a provision of this Agreement, such termination shall be deemed a termination by Millennium under Section 11.4 above, and if Sunesis has sought such an avoidance, such termination shall be deemed a termination by Millennium for breach by Sunesis under Section 11.2 above.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

13.9.Advice of Counsel.  Sunesis and Millennium have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and will be construed accordingly.

13.10.Performance by Affiliates; Warranty.  Millennium may exercise any right or discharge any obligation hereunder through any of its Affiliates.  Each Party hereby warrants and guarantees the performance of any and all rights and obligations of this Agreement by its Affiliates and Sublicensees.

13.11.Complete Agreement.  This Agreement with its Exhibits, together with the Three Party Agreement, constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and, except as otherwise specified in Section 13.12, all prior agreements respecting the subject matter hereof, either written or oral, express or implied, shall be abrogated, canceled, and are null and void and of no effect.  No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties hereto unless reduced to writing and executed by the respective duly authorized representatives of Sunesis and Millennium.

13.12.Amendment and Restatement.  This Agreement, together with the Raf Agreement, constitutes an amendment and restatement of the Amended and Restated License Agreement effective from and after the Separation Effective Date.  As of the Separation Effective Date, the Amended and Restated License Agreement is hereby amended, supplemented, modified and restated in its entirety as described herein and in the Raf Agreement.. The terms and conditions of the Amended and Restated License Agreement shall continue to apply to all events and actions that occurred between the Amendment Effective Date and the Separation Effective Date.  The amendment, supplementation, modification and restatement of the Amended and Restated License Agreement does not release either Party hereto from any liability which, as of the Separation Effective Date, has already accrued to the other Party or which is attributable to a period prior to the Separation Effective Date nor preclude either Party from pursuing any rights and remedies it may have under the Amended and Restated License Agreement or at law or in equity with respect to any breach of the Amended and Restated License Agreement prior to the Separation Effective Date.

13.13.Headings.  The captions to the several Sections and Articles hereof are not a part of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation.

13.14.Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

ARTICLE 14
Development and Commercialization of Pdk Compounds and Pdk Products

14.1.License to Sunesis.  Subject to the terms and conditions of this Agreement, Millennium hereby grants to Sunesis a worldwide, exclusive (even as to Millennium) license under the Millennium Licensed Technology, with the right to grant and authorize sublicenses as

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

provided in Section 4.2 of the Agreement and, subject to Section 14.5, to research, develop, perform regulatory activities for, make, have made, use, import, offer for sale, sell and otherwise exploit PDK Compounds and PDK Products in the Field.

14.2.Transition.  The Parties acknowledge that during the { * } following the Amendment Effective Date, Millennium cooperated fully with Sunesis and, promptly after the Amendment Effective Date, provided Sunesis with copies of all data, documentation and information provided by Biogen Idec to Millennium relating to the PDK Compounds (to the extent not previously provided), and Sunesis has the right to use and disclose such items.

14.3.Reporting.  Sunesis shall provide Millennium with a Diligence Summary (describing activities conducted in the previous { * }) with respect to { * }, notwithstanding language to the contrary regarding frequency in Section 1.14.  { * }, Sunesis shall include in the Diligence Summary { * } of such PDK Product.  The Parties acknowledge and agree that due to launch timing, this may require an additional Diligence Summary for such year.

14.4.Diligence.

14.4.1Sunesis shall use Required Efforts to research, develop, perform regulatory activities and commercialize a PDK Product within the Field based upon the Millennium Licensed Technology.  “Required Efforts” shall mean { * } for a compound or product of similar market potential and at a similar stage in its development or product life, taking into account, without limitation, with respect to a product issues of safety and efficacy, product profile, the proprietary position of the product, the then current competitive environment for the product and the likely timing of the product’s entry into the market, the regulatory environment of the product, and other relevant scientific, technical and commercial factors.  Sunesis agrees to keep Millennium fully informed regarding the development, regulatory and commercialization activities with respect to the PDK Product by providing reports to Millennium at least annually regarding ongoing activities being undertaken with respect to PDK Products.  This Section 14.4 shall not limit other provisions of this Agreement that address the provision of information regarding PDK Products or PDK Compounds.  If Sunesis materially fails to use Required Efforts to develop and commercialize a PDK Product, and Sunesis shall continue to materially fail to use Required Efforts to develop and commercialize a PDK Product for { * } after written notice thereof from Millennium, then Millennium shall have the right to terminate the license granted to Sunesis under Section 14.1 and to assume the development and commercialization of such PDK Product using Required Efforts, upon written notice to Sunesis.

14.4.2Upon such termination or termination by Sunesis in accordance with Section 11.4: (i) all such PDK Products shall no longer be deemed PDK Products but shall instead be deemed Licensed Products (i.e., “terminated PDK Products”) and shall be subject to Millennium’s licenses under Section 4.1 of the Agreement, (ii) all references in the Agreement to PDK Compounds and PDK Products shall be deemed references to Licensed Compounds and Licensed Products, (iii) all rights and obligations under the Agreement with respect to Licensed Compounds and Licensed Products shall apply to the terminated PDK Compounds and PDK Products, except that milestones payable by Millennium to Sunesis for such Licensed Products (that were previously PDK Products) shall be as set forth in

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

Section 15.2 below) and royalties payable by Millennium to Sunesis on Net Sales of such Licensed Products (that were previously PDK Products) shall be as set forth in Section 15.3 below, provided that such royalties shall be payable by Millennium to Sunesis at rates that are { * } of the rates set forth in Section 15.3 below, (iv) the terms of Exhibit 14.4 of the Agreement shall apply, (v) Millennium shall have the rights set forth in Section 7.2.2(a) to control prosecution of the Patent Rights (with costs borne by Millennium) and (vi) Millennium shall have the rights granted to Sunesis in Section 7.3.2 to enforce and defend the Patent Rights.

14.4.3In the event that there is a good faith dispute as to whether the activities of Sunesis constitute Required Efforts under this Section 14.4, such dispute shall be referred to the Parties’ respective Chief Medical Officers (or a Vice President with responsibility for clinical research of such Party as the equivalent if there is no such Chief Medical Officer of a Party).  Upon such request, the Chief Medical Officers shall make themselves reasonably available to meet, and shall meet either by telephone or if, specifically requested, in person, to attempt to resolve such matter, and shall thereafter continue to use good faith efforts to attempt to resolve such matter unless it becomes clear that the matter cannot be resolved by mutual agreement.  Thereafter either Party may pursue such legal process as is otherwise available under applicable law.

14.5.{ * }.

14.5.1Sunesis shall not { * }, except as permitted by this Section 14.5.  Sunesis hereby grants Millennium { * } as detailed in this Section 14.5.  Prior to { * }, other than in connection with { * }, Sunesis shall notify Millennium in writing.  Such written notice shall include without limitation { * }.  Millennium shall have { * } from such notice to notify Sunesis that it { * }.  Millennium shall have a period of { * } following the date of such notice from Millennium to { * }, including without limitation { * }.

14.5.2If the Parties do not { * }, or if Millennium notifies Sunesis in writing { * } regarding such { * }, then Sunesis shall have no further obligations with respect to such { * } under this Section 14.5 during the { * }; provided that during the { * }, if Millennium notified Sunesis of its { * }, Sunesis shall not { * }.  In the event that (i) the { * }, or (ii) Sunesis does not { * }, then Sunesis shall be obligated again to notify Millennium in writing pursuant to this Section 14.5 ({ * } in the case of (ii) of this subsection), and this Section 14.5 shall again apply to each { * }.  Sunesis shall provide Millennium’s legal counsel with a copy of { * } solely to enable Millennium to confirm compliance with the terms of this Section 14.5, which written { * } shall constitute Confidential Information of Sunesis.  For clarity, this Section 14.5 shall not apply to a { * } with a distributor for PDK Product(s).

ARTICLE 15
Payments for Pdk Compounds and Pdk Products

15.1.Upfront Payment.  The Parties Acknowledge That Sunesis Paid Millennium { * } within { * } of the Amendment Effective Date.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

15.2.Milestones.  Sunesis shall notify Millennium within ten (10) business days after the first achievement by a PDK Product of each of the following milestone events, and shall pay to Millennium the following amounts within thirty (30) days following the first achievement of each such event by Sunesis or its Affiliates or Sublicensees:

Milestone	Payment Amount
Start of GLP clinical toxicology testing of a PDK Product	$100,000
Filing of the first Investigational New Drug Application for a PDK Product with the FDA	$100,000
First Regulatory Approval of a PDK Product in the U.S.	$5,000,000
First Regulatory Approval of a PDK Product by the EMA	$4,000,000

Milestone payments will be due only if achieved after the Separation Effective Date by a PDK Product that is { * }.  Each milestone payment will be payable one time only (including all milestone payments made under the Amended and Restated License Agreement), regardless of the number of PDK Products to achieve the milestone event or the number of times the event is achieved by a PDK Product.  Each milestone payment shall be non-refundable and non-creditable against other amounts due Millennium under the Agreement.  If a milestone for a PDK Product under Section 15.2 is achieved with respect to such PDK Product before a prior milestone for such PDK Product, then the earlier milestone payments shall then also be due with respect to such PDK Product.

15.3.Royalties.

15.3.1Generally.  Subject to Sections 15.3.2 and 15.3.3, Sunesis shall pay to Millennium a royalty on Net Sales by Sunesis, its Affiliates and Sublicensees of PDK Products on a PDK Product-by-PDK Product basis, equal to the percentage of such Net Sales set forth below:

Annual Net Sales	Royalty on Net Sales
Portion of Annual Net Sales of such PDK Product less than ${ * }	{ * }%
Portion of Annual Net Sales of such PDK Product greater than or equal to ${ * } and less than ${ * }	{ * }%
Portion of Annual Net Sales of such PDK Product greater than or equal to ${ * } and less than or equal to ${ * }	{ * }%
Portion of Annual Net Sales of such PDK Product greater than ${ * }	{ * }%

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

For purposes of the foregoing, “Annual Net Sales” shall mean, for a particular PDK Product, the aggregate of the Net Sales, in a particular calendar year, of such PDK Product in each country in which such PDK Product is Covered by a Valid Claim of a Millennium Licensed Patent.

15.3.2Third Party Patents.  If: (i) a { * } of a Third Party should be in force in any country covering the practice of the Millennium Licensed Technology with respect to the manufacture, use or sale of any PDK Product, (ii) it should prove in Sunesis’s reasonable judgment, after consultation with Millennium, { * } for Sunesis to commercialize such PDK Product without obtaining a royalty bearing license from such Third Party { * } (with such agreement not to be unreasonably withheld or delayed), and (iii) the royalty paid to such Third Party is directed to the practice of rights granted to Sunesis under Section 14.1 with respect to such PDK Product, then Sunesis shall be entitled to a credit against the royalty payments due under Section 15.3.1 with respect to the same PDK Product in such country of an amount equal to { * } of the royalty paid to such Third Party for such PDK Product in such country, arising from the practice of such Millennium Licensed Technology with respect to the manufacture, use or sale of the PDK Product in said country, with such credit not to exceed { * } of the royalty otherwise due under this Agreement for such PDK Product in such country.

15.3.3Royalty Term.  The royalties due pursuant to Section 15.3.1 shall be payable on a country-by-country and PDK Product-by-PDK Product basis commencing on the first commercial sale in a country and continuing until the expiration of the last Valid Claim of the Millennium Licensed Patents Covering the sale or use of the relevant PDK Product in such country.

15.4.Payment Terms.  The payment terms of Article 5 of the Agreement will apply to payments made by Sunesis under this Article 15.

* * * * *

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their authorized representatives and delivered in duplicate originals as of the Separation Effective Date.

MILLENNIUM PHARMACEUTICALS, INC.	SUNESIS PHARMACEUTICALS, INC.
By: /s/ Teresa Bitetti	By: /s/ William P. Quinn
Name: Teresa Bitetti	Name: William P. Quinn
Title: President, Global Oncology Business Unit	Title: Chief Financial Officer and Senior Vice President, Finance and Corporate Development

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

-Signature Page-

EXHIBIT 10.29

EXHIBIT 1.2(a)

PDK Portfolio

Country	Case Type	Status	Title	Filing Date	Application Number	Publication Number	Publication Date	Patent Number	Grant Date
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{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }
{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

Country	Case Type	Status	Title	Filing Date	Application Number	Publication Number	Publication Date	Patent Number	Grant Date
{ * }	{ * }	{ * }	{ * }	{ * }	{ * }
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{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }
{ * }	{ * }	{ * }	{ * }	{ * }	{ * }		{ * }
{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

EXHIBIT 1.45

Sunesis Core Technology

Sunesis No.	Serial No.	Title	Status
SU-100	US 09/105,372	Methods for Rapidly Identifying Small Organic Molecule Ligands for Binding to Biological Target Molecules	Issued as U.S. Patent No. 6,335,155
SU-100 D1C1	US 10/043,833	Methods for Rapidly Identifying Small Organic Molecule Ligands for Binding to Biological Target Molecules	allowed
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{ * }	{ * }	{ * }	{ * }
{ * }	{ * }	{ * }	{ * }
{ * }	{ * }	{ * }	{ * }

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

Sunesis No.	Serial No.	Title	Status
{ * }	{ * }	{ * }	{ * }
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{ * }	{ * }	{ * }	{ * }
{ * }	{ * }	{ * }	{ * }
{ * }	{ * }	{ * }	{ * }

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

Sunesis No.	Serial No.	Title	Status
{ * }	{ * }	{ * }	{ * }
{ * }		{ * }	{ * }
{ * }	{ * }	{ * }	{ * }
{ * }	{ * }	{ * }	{ * }
{ * }	{ * }	{ * }	{ * }

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

EXHIBIT 1.48

{ * } Target Selectivity

{ * }Cellular Assay for { * }

{ * }.

	1	2	3 { * }	4 { * }	5 { * }	6 { * }	7 { * }	8 { * }	9 { * }	10 { * }	11	12
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{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

{ * }

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

{ * }Enzyme Assay { * }

{ * }.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

{ * }

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{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

{ * }.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.29

EXHIBIT 14.4

Termination of a PDK Product

Section 1.Termination of a terminated PDK Product and Transfer to Millennium.

1.1Sunesis shall cooperate fully with Millennium and shall provide Millennium with all data, documentation, information and materials generated or used by Sunesis in the development, production or other exploitation of such terminated PDK Product, and Millennium shall have the right to use and disclose such items.

1.2All right, title and interest in and to (i) all regulatory filings related to such terminated PDK Product, including all INDs, NDAs and all information and correspondence related thereto, and (ii) any trademarks specific to the terminated PDK Product shall be transferred and assigned to Millennium.

1.3Sunesis shall cooperate fully with Millennium upon Millennium’s request to assign to Millennium, or otherwise secure for Millennium the benefits of, any arrangement between Sunesis and a Third Party related to the development, production or exploitation of such terminated PDK Product, including clinical research agreements, manufacturing and supply agreements and distribution agreements.  In the event that such terminated PDK Product was manufactured by Sunesis, then Sunesis shall continue to provide Millennium at fully loaded cost plus a 15% cost of capital charge with quantities of such terminated PDK Product reasonably ordered by Millennium within twelve (12) months after the date of transition.

1.4Without limiting the foregoing, Sunesis shall use reasonable efforts to implement the provisions of this Exhibit 14.4 and to ensure orderly transition and uninterrupted development of such terminated PDK Product.  Millennium shall promptly reimburse Sunesis’s reasonable out-of-pocket costs with respect to activities, services and materials provided by Sunesis under this Exhibit 14.4.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.